UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2007

ADVANCED TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-137863	68-0635064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 A Achimeir Street	52587
Ramat Gan Israel	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  011-972-3-751-3707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with initial public offering of Advanced Technology Acquisition Corp. (the “Company”), the Company’s Board of Directors and stockholders approved the filing of an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to the Company’s Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”), amending the definition of “Business Combination” set forth in Article Sixth thereof. The Company filed the Restated Certificate with the Secretary of State of the State of Delaware on June 18, 2007. A copy of the Restated Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Company’s initial public offering, the Company executed an Underwriting Agreement on June 18, 2007. A form of Underwriting Agreement was filed as Exhibit 1.1 to the Company’s Registration Statement on Form S-1A filed with the Securities and Exchange Commission on June 14, 2007 (together with the exhibits thereto, the “Registration Statement”), which is incorporated herein by reference. A copy of the executed Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Company’s initial public offering, the Company executed a Stock Escrow Agreement on June 22, 2007. A form of Stock Escrow Agreement was filed as Exhibit 10.16 to the Company’s Registration Statement, which is incorporated herein by reference. A copy of the executed Stock Escrow Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Company’s initial public offering, the Company issued a press release, dated June 22, 2007 announcing the initial public offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Title
1.1	Underwriting Agreement, dated as of June 18, 2007 between the Company and CRT Capital Group LLC.
3.1	Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on June 18, 2007.
10.1	Stock Escrow Agreement, dated June 22, 2007 by and among the Company, the persons listed thereto (the “Initial Stockholders”), Continental Stock Transfer & Trust Company, and CRT Capital Group LLC.
99.1	Press Release, dated June 22, 2007 announcing the Company’s initial public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED TECHNOLOGY ACQUISITION CORP.

Date: June 22, 2007	By:	/s/ Ido Bahbut
Ido Bahbut
Chief Financial Officer (authorized signatory)